SUPPLEMENT DATED MAY 30, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS —

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

CLASS A, CLASS C and ADVISOR CLASS SHARES

DATED AUGUST 1, 2017

This supplement revises the Pacific Funds Diversified Alternatives summary prospectus dated August 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes described in this supplement are currently in effect, unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection:

•                  Frontier Markets Risk: Frontier markets are those markets considered by the Fund to be among the smallest and least mature investment markets. Investments in frontier markets generally are less liquid and subject to greater price volatility than investments in emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in emerging or developed markets.